Exhibit 32.0
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Madison Bancorp, Inc. (the “Company”) for the quarter ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Michael P. Gavin
Michael P. Gavin
President and Chief Executive Officer (principal executive officer)
Dated: February 10, 2010

Exhibit 32.0
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Madison Bancorp, Inc. (the “Company”) for the quarter ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Paul A. Lovelace
Paul A. Lovelace
Senior vice President and Chief Financial Officer (principal financial and accounting officer)
Dated: February 10, 2011